STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of March 25, 1999, is entered into by and between FRONTLINE COMMUNICATIONS CORP., a Delaware corporation, with headquarters located at One Blue Hill Plaza, 6th Floor, P. O. Box 1548, Pearl River, NY 10965 (the "Company"), and the undersigned (the "Buyer").

Buyer hereby represents and warrants to, and agrees with the Company as follows:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, (THE "1933 ACT"), ARE RESTRICTED SECURITIES (AS DEFINED IN RULE 144 UNDER THE 1933 ACT) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   WITNESSETH:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from securities registration afforded under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Company will issue to Buyer and the Finder (as hereinafter defined), upon the terms and conditions of this Agreement (i) shares of Common Stock, $.01 par value per share (the "Common Stock"), (ii) Repricing Rights (as hereinafter defined) to acquire shares of Common Stock (the "Additional Shares"), and (iii) Warrants to purchase shares of Common Stock (the "Warrant Shares"). The Common Stock, Repricing Rights, Additional Shares, Warrants and Warrant Shares are hereinafter referred to collectively, as the "Securities";

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.


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a.   Purchase.  The  undersigned  hereby  agrees to  purchase  from the  Company
     U.S.D.$2,000,000 of Common Stock of the Company at a price per share equal to the average closing bid price of the Common Stock as reported by Nasdaq for the five (5) trading days immediately preceding March 19,1999 (the "Purchase Price Per Share"), together with certain Repricing Rights (as defined in Section 5(a) hereof) for an aggregate purchase price of $2,000,000 (the "Purchase Price"). In no event shall the Company issue in the aggregate more than 450,000 shares of Common Stock, Additional Shares and Warrant Shares under the terms of this Agreement.

b. Option to fund subsequent tranche. During the 60 day period following the date the registration statement covering this offering is declared effective, the Company may request one additional funding tranche of up to $1,000,000, as long as such amount does not cause the Buyer's holdings to equal or exceed 5% of the then current market capitalization of the Company. The funding of a subsequent tranche is also subject to no material adverse changes in the Company since the prior Closing Date and the trading volume equaling or exceeding the average trading volume in the calendar month prior to the Closing Date, sustained for a period of at least one month prior to the subsequent tranche. In the event that the parties agree to a subsequent tranche, the parties will enter into a stock purchase agreement in substantially the same form. The 450,000 share cap referred to in 1(a) above shall not apply to shares issued in any subsequent tranche.

c. Warrant Coverage. The Buyer shall receive warrants to purchase 17,330 shares of Common Stock on the Closing Date. The Warrants shall have a three year term and an exercise price of 110% of the Purchase Price Per Share.

d. Form of Payment. The Buyer shall pay the purchase price for the Common Stock by delivering immediately available good funds in United States Dollars to Joseph B. LaRocco as the escrow agent (the "Escrow Agent"). Upon confirmation that the funds are received , within two business days following payment by the Buyer to the Escrow Agent of the purchase price of the Common Stock, the Company shall deliver a Certificate for the Common Stock duly executed on behalf of the Company, to the Escrow Agent.

e. Method of Payment. Payment into escrow of the purchase price for the Common Stock shall be made in accordance with instructions provided by the Company.



Not later than 4:00 p.m., Eastern Standard Time, on or before March 26, 1999, the Buyer shall wire the Purchase Price to the Escrow Agent. On March 26, 1999 the Company shall deliver the Common Stock being purchased to the Escrow Agent. Once the Escrow Agent is in possession of the Common Stock being purchased and has received the Purchase Price into his escrow account he shall notify the Company and wire the Purchase Price in accordance with instructions received from the Company, less a 8%

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placement fee and $15,000  document  preparation and escrow fee (the $15,000 fee shall also cover document preparation and escrow services for the second tranche), to the Company and overnight the Common Stock to the Buyer. Time is of the essence with respect to such payment, and failure by the Buyer to make such payment, shall allow the Company to cancel this Agreement.

The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. The Buyer and the Company each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.  BUYER  REPRESENTATIONS,   WARRANTIES;  ACCESS  TO  INFORMATION;  INDEPENDENT
INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. The Buyer is purchasing the Common Stock for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 50f(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Common Stock;

c. All subsequent offers and sales of the shares of Common Stock by the Buyer shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration;

d. The Buyer understands that the Common Stock is being offered and sold, and the Securities are being offered, to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties,

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agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Common Stock and receive an offer of the Securities ;

e. The Buyer and its advisors, if any, have either been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Stock which have been requested by the Buyer or have had access thereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998 and Form 10-QSB/A for the fiscal quarter ended June 30, 1998 and (2) Forms 8-K, if any, filed since October 16, 1998, as well as copies of the Company's press releases since June 30, 1998 (the "Company's SEC Documents").

f. The Buyer understands that its investment in the Securities involves a high degree of risk;

g. The Buyer understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

i. No Short Sales. Buyer expressly agrees that until such time it has sold all of the securities and/or all of the Shares and Warrants that it shall not, directly or indirectly, through an affiliate (as that term is defined under Rule 405 promulgated under the Act) or by, with or through an unrelated third party or entity, whether or not pursuant to a written or oral understanding, agreement, arrangement, scheme, or artifice of any nature whatsoever, engage in the short selling of the Company's Common Stock or any other equity securities of the Company whether now existing or hereafter issued, or engage in any other activity of any nature whatsoever that has the same affect as a short sale, or is a de facto or de jure short sale, of the Company's Common Stock or any other equity security of the Company whether now existing or hereafter issued, including but not limited to the sale of any rights pursuant to any understanding, agreement, arrangement, scheme or artifice of any nature whatsoever, whether oral or in writing, relative to the Company's Common Stock or any other equity securities of the Company whether now existing or hereafter created.

j. The Buyer is not purchasing the Common Stock and Warrants as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented

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at any seminar or meeting whose attendees, including the Buyer, had been invited by any general advertising or general solicitation.

3. COMPANY REPRESENTATIONS

The Company represents and warrants to the Buyer that:

a. Concerning the Shares. The Common Stock has been duly authorized and, when paid for as provided herein, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on The Nasdaq Small Cap Market . The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or l5(d) of the Exchange Act, and has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

c. Stock Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, the indemnification provisions of the Registration Rights Agreement, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Securities will be duly and validly issued, fully paid and non-assessable when delivered on behalf of the Company upon payment therefor in accordance with this Agreement, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

d. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Common Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of or constitute a default under, the articles of incorporation or by-laws of the Company, or any material indenture, mortgage, deed of trusts or other material agreement or

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instrument  to  which  the  Company  is a  party  or by  which  it or any of its properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

e. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement.

f. SEC Filings. None of the Company's filings with the Securities and Exchange Commission since June 1, 1998 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since June 1, 1998 filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

g. Absence of Certain Changes. Since June 1, 1998 , there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding securities, or results of operations of the Company, except as disclosed in the documents referred to in
Section 2(e) hereof.

h. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Buyer (including through the publicly filed documents of the Company) that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, properties or assets of the Company or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

i. Absence of  Litigation.  Except as disclosed in the documents  referred to in
Section  2(e)  hereof,  there  is  no  action,  suit,  proceeding,   inquiry  or
investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

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j.  Absence of Events of Default.  Except as  disclosed  in writing to the Buyer
(including through the publicly filed documents of the Company) no Event of Default, as defined in any agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

k. No Default. Except as disclosed in writing to the Buyer (including through the publicly filed documents of the Company) the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Common Stock, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-laws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or its listing agreement with respect to any securities exchange or trading market on which the Common Stock is listed.

l. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any debt, securities or convertible securities in capital transactions which have not been fully disclosed in the Company's SEC Documents. Except for employee restricted stock and employee stock options, all such issuances have been fully converted into shares of common stock and there are no outstanding unconverted debt or convertible securities from those transactions, except as disclosed in the SEC Documents.

m. Finder. Merchant Bancorp of America, Reg'd (the "Finder") shall receive a placement fee of 8% of all funds raised, payable in cash from escrow at closing. The Finder shall also receive Warrants to purchase 4,332 shares of Common Stock on the Closing Date.) The Warrants shall have a three year term and an exercise price per share of 110% of the Purchase Price Per Share.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its counsel, to the effect that the Securities to be sold or


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transferred  may be sold or  transferred  pursuant  to an  exemption  from  such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that until such time as the Common Stock have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the shares of Common Stock):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD EXCEPT IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR PURSUANT TO A REGISTRATION STATEMENT.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date.

d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Common Stock to the Buyer as required by United States securities laws and regulations, or by Nasdaq. Buyer agrees to make all necessary filings with the SEC, including Schedule 13D, if applicable.

e. Reporting Status. So long as the Buyer beneficially owns any of the Common Stock, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

f. Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Common Stock) for working capital and shall not, directly or indirectly (except in any situation where the Company is acquired by merger or

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otherwise by a third party) use such  proceeds for any loan to or  investment in any other corporation, partnership enterprise or other person.

g. Certain Agreements. The Company will not raise any Regulation D financing and/or private placement with common stock registration/public resale rights into equity markets solely for the purpose of raising working capital, unless the common shares are restricted from re-sale for at least eight months after the Closing Date. In the event the Company breaches the terms of this subsection, the Buyer shall have the option of either (i) exercising its Demand Redemption as set forth in Section 5(i) hereof or (ii) completely replacing the terms of this Stock Purchase Agreement with the terms of the other agreement, which terms shall be applied to the balance of the Purchase Price in Common
Stock still held by the Buyer together with any accrued interest and any accumulated liquidated damages.

5. ISSUANCE OF ADDITIONAL SHARES BASED UPON REPRICING RIGHTS; REDEMPTION TERMS.

a. Repricing Rights. Subject to Section 1(a), the Buyer is entitled to one Repricing Right for each share of common stock purchased under the terms of this Agreement. The Repricing Rights entitle the Buyer to acquire additional shares of Common Stock (or its cash equivalent) for each share sold on the date of the Exercise Notice (in the form annexed hereto as Exhibit A), equal to the number of Repricing Rights exercised multiplied by a fraction, the numerator of which is the difference between the Repricing Price and the Market Price (as defined herein) and the denominator of which is the Market Price. The Repricing Price, will be initially set at 120% of the Purchase Price Per Share (as defined in Section 1(a) above) and increase by 2.5% per six month period thereafter. The Market Price shall be calculated at the average closing bid price of the Common Stock for the five trading days preceeding the date an Exercise Notice is tendered to the Company via facsimile transmission. The Exercise Notice shall state the number of shares of Common Stock sold by the Buyer on the date of the Exercise Notice. A Repricing Right may only be exercised on the date of, and in connection with, a sale of the underlying Common Stock.

     At any time after the earlier of the effectiveness of the Registration Statement or 120 days following the Closing Date, the Buyer will be permitted to exercise up to 25% per calendar month cumulatively, of their Repricing Rights. The Company may, at its sole option, pay the Buyer the cash value of the Repricing Right in lieu of additional shares upon receiving a Exercise Notice by confirming the same within two business days and wiring the cash value of the Repricing Right to the Buyer within 5 business days of receipt of the Exercise Notice (except if the cash value of the Repricing Right exceeds $50,000, the Company shall have fourteen (14) calendar days to make said payment).

     After effectiveness of the registration statement covering the Common Stock being purchased, if (i) the Company's Common Stock price appreciates to more than 127.5% of the closing price as of the Closing Date, (ii) the average trading volume equals or exceeds a total value of $1,000,000 per day and (iii) both (i) and (ii) are sustained for a period of at least thirty (30) consecutive calendar days, then 25% of the total number of Repricing Rights will expire per each thirty (30) consecutive calendar day period in


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

which the requirements of (i), (ii) and (iii) have been met, so long as the Company is in compliance in all material respects with its obligations to the Buyer under this Agreement and the other agreements, instruments and documents contemplated thereby. The Repricing Rights will expire in their entirety 14 months after the effectiveness of the Registration Statement.

b. Additional Shares. The Additional Shares shall be fully paid, non-assessable Common Stock of the Company, bearing no restrictive legends, not subject to any stop transfer instructions and registered pursuant to the terms of the Registration Rights Agreement, a copy of which is attached hereto. In the event the Company is required to issue Additional Shares, and does not have a sufficient number of shares of Common Stock available to be issued, the Company shall pay the Buyer the cash value of the Repricing Right as set forth in
Section 5(c) below.

c. Redemption Terms and Floor Price. (i) The Company may opt to pay the Buyer the cash value of the Repricing Right in lieu of additional shares upon receiving a Exercise Notice by confirming the same within two business days. In the event that the Company elects to pay the cash value of the Repricing Rights in excess of $50,000, the Company shall have 14 calendar days to make such payment. The Company may also elect to notify the Buyer within 7 business days advance notice that any future exercise of Repricing Rights shall be redeemed for cash in lieu of issuing additional shares. If the Company defaults in timely payment, then all future redemptions must be paid within 7 calendar days.

     (ii) During the six month period  following  the Closing  Date,  an initial
Floor Price below which the Buyer shall not be entitled to exercise its Repricing Rights will be set at $6.00. After the expiration of the sixth month period following the Closing Date the floor price will be reduced to $4.00. If the closing bid price of the Company's Common Stock falls below $4.00, the Buyer may demand redemption at market value for the outstanding balance of the Repricing Rights and Common Stock. The Company shall have 60 calendar days from the date that such notice is given to make the redemption payment. If the Company defaults, the Buyer will be permitted to continue exercising its Repricing Rights subject to the limit set forth in Section 1(a).

     (iii) In addition, at any time prior to the effectiveness of the Registration Statement, the Company may elect to redeem the total number of shares of Common Stock issued to the Buyer for $2,400,000, or a portion of said shares at a pro rata price equal to 120% of the Purchase Price Per Share as set forth in section 1(a).

d. The Company shall not issue any fractional shares of Common Stock as a result of this Section 5. In the event additional shares are required to issued hereunder, and the numbers of shares to be issued is not a whole number, then the number of shares to be issued will be rounded down to the nearest whole number.

e. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of additional shares. However, the Holder shall pay any such taxes which are due because such shares are issued in name other than its name.

f. Subject to the limitation set forth in section 1(a) , the Company shall use reasonable efforts to reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the issuance of all of the additional shares required to be issued hereunder. All additional shares shall be, when issued in accordance herewith, duly authorized, validly issued, fully-paid and nonassessable.

g. At no time shall the Buyer be required to fund a subsequent tranche if in the opinion of the Company's counsel shareholder approval would be required and such approval has not yet been obtained.

h. The Company shall pay Buyer a cash fee of 2% of the Purchase Price per thirty calendar day period pro rata, for the period that the following obligations remain unsatisfied: (i) if the Repricing Rights of the Buyer are suspended for any reason; or (ii) if the Company fails to deliver shares pursuant to the exercise of Repricing Rights or a sale within 7 business days of company's receipt of a facsimile Exercise Notice in the form annexed hereto as Exhibit A, and/or fails to make a cash payment within the time periods set forth in this Agreement or the Registration Rights Agreement, as the case may be. The Company acknowledges that its suspension of the Repricing Rights, failure to deliver shares pursuant to the exercise of the Repricing Rights and/or failure to make a cash payment in a timely manner will cause the Buyer to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that: 1) the form and amount of such liquidated damages are reasonable and will not constitute a penalty; and 2) said liquidated damages constitute the Buyer's only remedy. The payment of liquidated damages shall not relieve the Company from its obligations to deliver Common Stock or honor Repricing Rights pursuant to the terms of this Agreement.

i. Demand Redemption. In the event any default by the Company under the terms of this Agreement is continuing for more than 180 calendar days, Buyer may at its sole option send written notice of a demand redemption to the Company. Upon receipt of the written notice from the Buyer, the Company shall within 10 business days make a cash payment to Buyer equal to the cash value of Buyer's then outstanding Repricing Rights and Common Stock as of the date that written notice is received by the Company. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company.

j. Limits on Amount of Ownership. In no event shall the Buyer be entitled to exercise that number of Repricing Rights in excess of the amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Repricing Rights), and (2) the number of shares of Common Stock issuable upon exercise of the Repricing Rights with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such provision.

6.  Adjustments

a. Stock dividends; splits. If after the date on which the Common Stock is first issued to Buyer and while Buyer still owns said Common Stock, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split of shares of Common Stock or other similar event, then, on the date following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares of Common Stock purchased by the Buyer and the number of
Repricing Rights shall be increased in proportion to such increase in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

b. Aggregation of shares. If after the date on which the Common Stock is first issued to Buyer and while Buyer still owns said Common Stock, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock purchased by the Buyer and the number of Repricing Rights shall be decreased in proportion to such decrease in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

c. Reorganization, etc. If after the date on which the Common Stock is first issued, any capital reorganization or reclassification of the Common Stock, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Buyer shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Agreement had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in such event appropriate provision shall be made with respect to the rights and interests of the Buyer to the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the

Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Agent the obligation to deliver to the Buyer such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Buyer may be entitled to purchase. Upon the occurrence of any event specified in this section, the Company shall give written notice of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such event.

d. Notices of Changes. Upon every adjustment of the number of shares of Common Stock purchased by the Buyer and the number of Repricing Rights, the Company shall give written notice thereof to the Buyer, which notice shall state the increase or decrease, if any, in the number of shares of Common Stock purchased by the Buyer and the number of Repricing Rights, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

7. TRANSFER AGENT INSTRUCTIONS.

(i) Promptly following the delivery by the Buyer of the aggregate purchase price for the Common Stock in accordance with Section l(c) hereof the Company will instruct its transfer agent to issue certificates for the Common Stock purchased, bearing the restrictive legend specified in Section 4(b) of this Agreement. The Common Stock shall be registered in the name of the Buyer or its nominee (duly assigned to), and in such denominations to be specified by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company and its counsel that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities. (ii) After effectiveness of a Registration Statement, and upon receipt of an Exercise Notice in the form annexed hereto as Exhibit A, the Company shall deliver the number of shares specified in the Notice to the Buyer, free of any restrictive legend or stop transfer instructions, to the address specified in the notice within seven (7) business days of the Company's receipt of the notice.

8. DELIVERY INSTRUCTIONS.

The Common Stock shall be delivered by the Company to the Escrow Agent pursuant to Section l(b) hereof on a delivery against payment basis at the closing.

9.   CLOSING DATE.

The date and time of the issuance and sale of the Common Stock (the "Closing Date") shall be March 26, 1999. The closing shall occur on the Closing Date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Common Stock, and the certificates representing the shares of the Common Stock only upon satisfaction of the conditions set forth in Sections 10 and 11 hereof.

10.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that the Company's obligation to sell the Common Stock to the Buyer pursuant to this Agreement is conditioned upon:

a. The receipt and acceptance by the Company of such Agreement as evidenced by execution of such Agreement;

b. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date;

c. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

11.  CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Common Stock is conditioned upon:

a. Acceptance by Buyer of an Agreement for the sale of Common Stock, as indicated by execution of this Agreement;

b. Delivery by the Company to the Escrow Agent of the Common Stock in accordance with this Agreement;

c. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date; and

d. The Company shall have its counsel prepare an opinion letter concerning the authority of the Company to make this offering. The Company shall also prepare a Board

Resolution authorizing this offering. The opinion letter and Board Resolution shall be delivered to the escrow agent who shall deliver a copy to the Buyer.

12.  GOVERNING LAW: MISCELLANEOUS.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:            Stephen Cole-Hatchard, President
                    Frontline Communications Corp.
                    One Blue Hill Plaza, 6C Floor
                    P. O. Box 1548
                    Pearl River, NY 10965

Telecopier No.:     1-914-623-8669

with a copy to:     Kenneth Selterman, Esq.
                    Tenzer, Greenblatt
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, NY 10174-0208

Telecopier No.:     1-212-885-5001

BUYER: At the address set forth on the signature page of this Agreement.

ESCROW AGENT:       Joseph B. LaRocco, Esq.
                    49 Locust Avenue, Suite 107
                    New Canaan, CT 06840
                    Telecopier No.:  1-203-966-0363

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each party's representations and warranties shall survive the execution and delivery hereof of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF COMMON STOCK TO BE PURCHASED:  158,856

AGGREGATE PURCHASE PRICE OF SUCH COMMON STOCK:  $12.59


SIGNATURES FOR ENTITIES

INVESTOR #1:

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this ____ day of March, 1999.


______________________________________   ______________________________________
Address                                  Canadian Advantage Limited Partnership
                                         Printed Name of Subscriber


Telecopier No. _______________________   By:____________________________________
                                            (Signature of Authorized Person)

______________________________________   ______________________________________
Jurisdiction of Incorporation or         Printed Name and Title
Organization

Federal Identification No.: _________________________

INVESTOR #2:

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this _____ day of March, 1999.

______________________________________   ______________________________________
Address                                  Aberdeen Avenue LLC
                                         Printed Name of Subscriber



Telecopier No. _______________________   By:____________________________________
                                            (Signature of Authorized Person)

______________________________________   ______________________________________
Jurisdiction of Incorporation or         Printed Name and Title
Organization

Federal Identification No.: _________________________


This Agreement has been accepted as of the date set forth below.

FRONTLINE COMMUNICATIONS CORP

By:  _________________________________              Date:_______________________

Printed Name and Title: ___________________________________

                                   EXHIBIT A

                         NOTICE OF EXERCISE OF REPRICING
                       RIGHTS AND/OR SALE OF COMMON STOCK


TO:      Frontline Communications Corporation                 CC:
         One Blue Hill Plaza
         P.O. Box 1548
         Pearl River, New York 10965

         Attention:  Stephen J. Cole-Hatchard, President/CEO

         Facsimile No.: (914) 623-8669


     This Exercise Notice is given pursuant to the terms of the Stock Purchase Agreement dated as of March 25, 1999 (the "Agreement"), by and between Frontline Communications Corporation, a Delaware corporation (the "Company") and the undersigned (the "Buyer"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Agreement. The Buyer hereby notifies you as follows:

     Check below if applicable:

     |_|  Exercise of Repricing Right and Sale of Shares

          (1)  Exercise Date: ___________________________

          (2)  No. of Repricing Rights outstanding: _______________

          (3)  No. of Repricing Rights exercised hereby: _______________

          (4)  Repricing Price: __________________

          (5)  Average Market Price: _________________

          (6)  Repricing Rate: __________________

          (7) Number of Repricing Shares due to Buyer: ___________. Please issue such number of Repricing Shares in the name(s) and to the address or the account specified immediately below or, if additional space is necessary, on an attachment hereto:

               Delivery Instructions
               for Common Stock:  ____________________

                    Address: ____________________________________________

               The exercise of these Repricing Rights is being made for an immediate sale of Common Stock being issued.

          (8)  This is to advise  you that we have  sold  common  stock  through
               ______________________.   The  sale  of  these   shares   was  in
               compliance with the "plan of distribution" section of the prospectus, dated ________________, 1999, which listed
               ____________________ as a selling shareholder. A copy of said prospectus was properly delivered with respect to the prospectus delivery requirements of Section 5(b)(2) of the Securities Act of 1933, as amended. Please authorize the transfer of sale shares into the name of __________________________ without further restriction.


     |_|  Sale of Shares

          This is to advise you that we have sold common stock through ______________________. The sale of these shares was in compliance with the "plan of distribution" section of the prospectus, dated ________________, 1999, which listed ____________________ as a selling shareholder. A copy of said prospectus was properly delivered with respect to the prospectus delivery requirements of Section 5(b)(2) of the Securities Act of 1933, as amended. Please authorize the transfer of sale shares into the name of __________________________ without further restriction.



                           SS or Tax ID Number: ________________________________


                                              NAME OF BUYER:

Date: ____________________                    __________________________________


                                              By:_______________________________
                                                 Name:
                                                 Title


                                       -2-